SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       July 15, 2004

COMPASS BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-6032	63-0593897

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 South 20th Street, Birmingham, Alabama		35233

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:      (205) 297-3000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits:

99.1	Compass Bancshares, Inc. Press Release dated July 15, 2004

Item 12. Results of Operations and Financial Condition

On July 15, 2004, Compass Bancshares, Inc. issued a press release announcing its financial results for the three and six-month periods ended June 30, 2004. This press release, dated July 15, 2004, is attached as Exhibit 99.1 and is being furnished under Item 12 of this Form 8-K.

Exhibit Index

Exhibit No.	Description of Document

99.1	Press Release, dated July 15, 2004, issued by Compass Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 15, 2004
COMPASS BANCSHARES, INC.
	By:	/s/ Kirk P. Pressley
Kirk P. Pressley
Chief Accounting Officer